UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): August 8, 2019

 Commission File Number 0-17071
FIRST MERCHANTS CORPORATION
(Exact name of registrant as specified in its charter)

Indiana	35-1544218
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

200 East Jackson Street
P.O. Box 792
Muncie, IN 47305-2814
(Address of principal executive offices, including zip code)

(765) 747-1500
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.125 state value per share	FRME	NASDAQ

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01 OTHER EVENTS

On August 8, 2019, First Merchants Corporation (“First Merchants”) filed a Current Report on Form 8-K disclosing that it had declared a cash dividend in the amount of $0.26 per share payable on September 20, 2019 to shareholders of record as of September 6, 2019.

On August 20, 2019, First Merchants issued a press release announcing that it was changing the dividend record date from September 6, 2019 to August 31, 2019. The amount of the dividend and the payment date remain unchanged. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K/A.

In October 2018, First Merchants and MBT Financial Corp., a Michigan corporation (“MBT”), entered into an Agreement and Plan of Reorganization and Merger (the “Merger Agreement”), pursuant to which MBT will merge with and into First Merchants. With all regulatory and shareholder approvals for the merger having been obtained, consummation of the merger is expected to occur prior to September 5, assuming the other customary closing conditions in the Merger Agreement are satisfied.

The Merger Agreement contemplated that First Merchants and MBT would coordinate their dividend schedules for the quarter in which the closing of the merger was to occur so that holders of MBT’s common stock would not receive dividends on both First Merchants and MBT common shares in the same calendar quarter. Because the holders of MBT common stock previously received a dividend payment on August 15, 2019, First Merchants is making the above record date change so that former MBT shareholders will not be entitled to receive First Merchants’ September 20th dividend payment.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits.

Exhibit 99.1	Press Release dated August 20, 2019 issued by First Merchants Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: August 20, 2019

FIRST MERCHANTS CORPORATION

By: /s/ Mark K. Hardwick
Mark K. Hardwick
Executive Vice President,
Chief Financial Officer and Chief Operating Officer
(Principal Financial and Accounting Officer)